                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           ADDvantage Media Group, Inc.
                        -------------------------------
                (Name of Registrant as Specified In Its Charter)

                   ------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          ADDVANTAGE MEDIA GROUP, INC.
                             5100 EAST SKELLY DRIVE
                           MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1997


To the Stockholders of
 ADDVANTAGE MEDIA GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ADDVantage Media Group, Inc., an Oklahoma corporation (the "Company"), will be held in the Meeting Tower Conference Room, Meridian Tower, 4th Floor, 5100 East Skelly Drive, Tulsa, Oklahoma, on Thursday, May 29, 1997, at 10:00 a.m., local time, for the following purposes:

     1.   To elect four directors for one year terms;

     2. To consider and act upon a proposal to approve an amendment to the ADDvantage Media Group, Inc. 1991 Employee Stock Plan;

     3. To consider and act upon a proposal to ratify the appointment of Tullius Taylor Sartain & Sartain as the independent auditors of the Company for 1997; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 25, 1997, as the record date for the meeting, and only holders of shares of Common Stock and Series A Preferred Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

                                    By Order of the Board of Directors,



                                    Lynnwood R. Moore, Jr.
                                    Secretary

Tulsa, Oklahoma
April 28, 1997

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          ADDVANTAGE MEDIA GROUP, INC.
                             5100 EAST SKELLY DRIVE
                           MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1997


                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 29, 1997, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy were first forwarded on or about April 28, 1997, to stockholders of record as of April 25, 1997.

     If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Annual Meeting. If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder's shares will be voted in accordance with such choice. If no choice is indicated, such shares will be voted "FOR" (a) the election of all of the nominees for directors listed below, (b) the approval of the amendment to the ADDvantage Media Group, Inc. 1991 Employee Stock Plan and (c) the ratification of the appointment of the independent auditors. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

     The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy, will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or other means by the Board of Directors or the Company's employees who will not be additionally compensated therefor but may be reimbursed for their out-of-pocket expenses in connection therewith.


                         STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record at the close of business on April 25, 1997 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 5,856,584 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 227,750 shares of Series A Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 1.6 votes. There is no cumulative voting with respect to the election of directors.

     The presence in person or by proxy of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached.

Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company. Abstentions from voting, which may be specified on each proposal except the election of directors, will have the effect of a negative vote. A broker non-vote will have no effect on the outcome of the election of directors or the other proposal.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Stockholder action will be requested at the Annual Meeting with respect to the re-election of each of the current members of the Board of Directors of the Company (the "Board of Directors") for a one year term expiring at the 1998 Annual Meeting of Stockholders. The By-laws (the "By-laws") of the Company provide that the Board of Directors shall consist of not less than one nor more than nine directors, as determined from time to time by resolution of the Board of Directors. The number of directors is currently fixed at four. The term of all of the members of the Board of Directors, consisting of Charles H. Hood, Gary W. Young, J. Larre Barrett and John W. Condon, will expire at the Annual Meeting, and the accompanying proxy solicits your vote for four directors.

     The Board of Directors has nominated Charles H. Hood, Gary W. Young, J. Larre Barrett and John W. Condon, for re-election as directors. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Hood, Young, Barrett and Condon. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in such proxy will vote for the election of such other person or persons as the Board of Directors may recommend. The Company knows of no reason why any of the nominees will be unavailable or unable to serve. The affirmative vote of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR DIRECTORS.

NOMINEES FOR DIRECTORS

     Charles H. Hood, age 58, has served as Chairman, President and a director of the Company since its formation in September 1989. From 1987 to June 1990, he served as Chairman of the Board of Directors of Ackerman, Hood & McQueen, Inc., an advertising agency headquartered in Oklahoma, with offices located in Tulsa and Oklahoma City, Oklahoma, Dallas, Texas, Washington, D.C., Cleveland, Ohio and Fort Smith, Arkansas. From 1970 to 1987, Mr. Hood served as Chairman of the Board of Directors of Hood, Hope and Associates, Inc., an advertising agency he co-founded in 1970. Mr. Hood received a Bachelor of Journalism degree from the University of Missouri.

     Gary W. Young, age 55, joined the Company in December 1990 as Executive President -Finance and Administration and a director. Mr. Young is also the owner and President of Young Ideas Inc., a financial consulting and investment company he founded in 1987. From 1980 to 1986, he served as Executive Vice President and a Director of Geodyne Resources, Inc., an oil and gas acquisition and exploration company headquartered in Tulsa, Oklahoma. From 1970 to 1980, Mr. Young was Senior Vice President of Finance and Administration and a Director of Cotton Petroleum Corporation, a Tulsa, Oklahoma, based oil and gas exploration company. From 1963 to 1970, he was employed by Arthur Young & Company (now Ernst & Young), a national accounting firm. Mr. Young received a Bachelor of Science degree from Kansas State University and is a Certified Public Accountant.

     J. Larre Barrett, age 57, was elected a director of the Company in January, 1992. Mr. Barrett has served as a corporate media consultant since January 1997. From December 1994 through December 1996, he served as Vice President of Decker Communications, Inc., a consulting firm dealing with communication and skills building. From March 1993 to December 1994, Mr. Barrett served as Vice President of Sales for Dorna USA. From 1989 to February 1993, he served as Vice President -Olympic Marketing Sales of CBS, Inc. Prior to this position, Mr. Barrett spent 24 years with the ABC Television Network, most recently serving as its Vice President of Sports Sales and Vice President of Olympic Marketing and Sales. Mr. Barrett received Bachelor of Journalism and Master of Arts in Radio/Television Sales & Management degrees from the University of Missouri.

     John W. Condon, age 60, has been a director of the Company since September 1989. He has been employed by United Graphics, Inc., a company specializing in pre-printing negatives and color separation, since 1964 and has served as its Executive Vice President since that time. Mr. Condon received a Bachelor of Science degree in Commerce with a major in Marketing from the University of Notre Dame.

COMPENSATION OF DIRECTORS

     The Company's directors receive no additional compensation for their services on the Board of Directors or any committee thereof. All directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board of Directors and any committee thereof.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1996, the Board of Directors held one meeting (all other action being taken by unanimous written consent). Each director attended all meetings of the Board and of the Committees on which he served during 1996. The Board of Directors has a standing Audit Committee and Compensation Committee.

     The Audit Committee is composed of Messrs. Barrett and Condon. The Audit Committee annually considers the qualifications of the independent auditors of the Company and makes recommendations to the Board of Directors on the engagement of the independent auditors. The Audit Committee also reviews with the independent auditors the scope and results of the Company's audits, compliance with any of the Company's written policies and procedures, the adequacy of the Company's system of internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee met once during 1996.

     The Compensation Committee is composed of Messrs. Hood, Barrett and Condon. The Compensation Committee reviews and monitors performance of the officers of the Company and takes final action for and on behalf of the Board of Directors with respect to compensation and benefit provisions for the officers of the Company. The Compensation Committee met once during 1996.

     The Company does not have a standing nominating committee. Nominations of candidates for election as directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote at such meeting.

                                 PROPOSAL TWO

                            APPROVAL OF AMENDMENT TO
                        THE ADDVANTAGE MEDIA GROUP,INC.
                            1991 EMPLOYEE STOCK PLAN

GENERAL

     The Board of Directors is requesting that the stockholders approve an amendment to the ADDvantage Media Group,Inc. 1991 Employee Stock Plan (the "Employee Plan"). The Board has adopted, subject to stockholder approval, an amendment to the Employee Plan to reflect changes made by the Securities and Exchange Commission in 1996 to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Prior to the 1996 changes to Rule 16b-3, grants and awards made under the Employee Plan to employees who are subject to
Section 16(b) of the 1934 Act ("16(b) persons") were exempted from certain restrictions imposed by Section 16(b) only if (i) such grants and awards were made by a committee of the Board of Directors comprised solely of "disinterested persons" (as defined in Rule 16b-3 prior to the 1996 changes) and (ii) such grant or award was not exercisable until at least six months after it was made. Accordingly, the Employee Plan required that it be administered by such a committee with respect to 16(b) persons and that awards were not exercisable for six months. The 1996 changes to Rule 16b-3 eliminated both of these requirements for exemption from the Section 16(b) restrictions, and the Board has adopted an amendment to the Employee Plan to similarly provide for the removal of these requirements. The amendment to the Employee Plan vests administration of the Employee Plan in the Board of Directors as a whole and eliminates the six-month holding period. Pursuant to the provisions of the Employee Plan, the amendment requires stockholder approval. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ADDVANTAGE MEDIA GROUP, INC. 1991 EMPLOYEE STOCK PLAN.

SUMMARY OF THE EMPLOYEE PLAN

     General. On April 8, 1991, the Board of Directors adopted, and the stockholders approved, the Employee Plan. Initially, 180,000 shares of Common Stock were reserved for issuance under the Employee Plan. The Employee Plan provides, however, that the number of shares available under the Employee Plan is increased automatically without further action by the Board of Directors or stockholders of the Company to that number which, when added to the number of shares subject to grants or awards under the Employee Plan equals 10% of the number of outstanding shares of Common Stock (excluding for purposes of determining the number of shares available under the Employee Plan all shares of Common Stock issued pursuant to the Employee Plan).

     The Employee Plan provides for grants and awards to key employees of the Company, including officers and directors who are also employees of the Company. The Employee Plan is administered by the Board of Directors of the Company.

     Summary of Awards. The Employee Plan permits the granting of any or all of the following types of awards: (a) stock options, (b) stock appreciation rights ("SARs"), and (c) restricted stock. Generally, awards under the Employee Plan are granted for no consideration other than prior and future services. Awards granted under the Employee Plan may, in the discretion of the Board, be granted alone or in addition to, in tandem with or in substitution for any other award under the Employee Plan or other plan of the Company. Such grants could include grants of options after a decline in the market price of the Company's Common Stock in substitution for previously granted options having a higher exercise price.

     Stock options granted pursuant to the Employee Plan may, at the discretion of the Board, be either incentive stock options ("ISOs"), within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. The exercise price of any option granted may not be less than 100% of the fair market value of the Common Stock on the date of grant. With respect to ISOs, the aggregate fair market value (determined as of the time the ISOs are granted) of the Common Stock with respect to which ISOs are first exercisable by any employee during any calendar year under all option plans of the Company shall not exceed $100,000. The exercise price is generally payable in cash or, if authorized by the Board prior to the time an option is granted, by (i) the surrender, at the fair market value on the date on which the option is exercised, of shares of Common Stock owned by the participant, or (ii) the withholding of shares issuable upon exercise in an amount having a fair market value (as defined in the Employee Plan) on the date of exercise equal to the exercise price, or (iii) a combination of such methods. The vesting provisions and the exercise periods of the options are determined by the Board, except that no options may be exercised after ten years from the date granted.

     SARs may be granted and attached to an option at the time the option is
granted or at any time subsequent thereto, subject to certain conditions.   SARs
entitle the grantee, upon surrender of an exercisable related option, or an exercisable portion thereof, to receive from the Company an amount equal to the fair market value (as defined in the Employee Plan) on the surrender date of the shares that the grantee would have been entitled to purchase on that date pursuant to the related options or portion thereof surrendered, less the amount the grantee would have been required to pay to purchase such shares under the related option. SARs which are related to shares of Common Stock but unrelated to options may also be granted under the Employee Plan.

     The Employee Plan also permits the Board to award one share of restricted stock to a participant for each five or more shares of Common Stock issued upon the exercise of an option, subject to the terms and conditions of the Employee Plan. These terms will include a restriction period (the "Restriction Period") of three years from the date of award during which the shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Except for such restrictions on transfer and such other restrictions as the Board may impose, the participant will have all the rights of a holder of Common Stock as to such restricted stock, including the right to vote the shares and the right to receive any cash distributions. Upon a termination of employment for any reason during the Restriction Period other than in accordance with the terms of a Company retirement plan or by reason of participant's death or disability, all shares still subject to restriction will be forfeited by the participant.

     Once vested, options and SARs granted under the Employee Plan are exercisable (a) at any time prior to termination of employment for any reason other than death, disability, retirement or resignation for approved employment,
(b) for up to five years after the retirement of a participant (but not beyond the original expiration date of the option); (c) for up to one year after the death of the participant (in case of ISOs only, until the original expiration date of an option); and (d) until the original expiration date of the option in the event of the disability of the participant.

     In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, combination or reclassification of shares, the aggregate number of shares which may be issued under the Employee Plan, and the number and purchase price of shares subject to the outstanding awards granted under the Employee Plan, shall be adjusted proportionately.

     Transferability. No options, SARs or restricted stock granted or awarded under the Employee Plan are transferable (including without limitation any assignment, pledge, hypothecation and creation of a lien or other security interest) otherwise than (i) by will or the laws of descent and distribution,
(ii) pursuant to qualified domestic relations orders, or (iii) to immediate family members or to trusts of which the participant and immediate family members are the only beneficiaries.

     Termination and Amendment. The Employee Plan will terminate on the date the Board of Directors declares it terminated. No ISOs may, however, be granted after the tenth anniversary of stockholder approval of the Employee Plan. The Employee Plan may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors of the Company; however, no action of the Board of Directors may, without the approval of the stockholders of the Company: (i) increase the total number of shares (a) that may be awarded as restricted stock, (b) that may be purchased pursuant to the exercise of options or (c) with respect to which SARs may be granted; (ii) waive the six-month minimum holding period for options; (iii) decrease the minimum option price, if any, at which options may be granted; (iv) withdraw administration of the Employee Plan from the Board; or (v) increase the amount payable upon the exercise of SARs under the Employee Plan. Subject to the restrictions described in the preceding sentence, the Board may amend any award previously granted, prospectively or retroactively. No such amendment may impair the rights of any participant under any award without the consent of such participant (except for any amendment made to cause the Employee Plan to qualify for any exemption provided by Rule 16b-3 under the 1934 Act).

     Federal Income Tax Consequences. The Company believes that under present Federal tax laws the following are the Federal income tax consequences generally arising with respect to awards granted under the Employee Plan. The grant of an option or SAR, will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received on the date of exercise. In each case, the Company generally will be entitled to a deduction for the amount recognized as ordinary income by the participant. The treatment to a participant of a disposition of shares acquired upon the exercise of an SAR or option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the employee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to participants who are subject to
Section 16 of the Securities Exchange Act of 1934, as amended.

     With respect to awards granted under the Employee Plan involving stock that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the earlier of the time at which the shares become transferable or not subject to a substantial risk of forfeiture. The Company generally will be entitled to a deduction for the same amount. In certain circumstances, a participant may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture.

     The foregoing provides only a very general description of the application of Federal income tax laws to awards under the Employee Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the complexities of the tax laws, participants are strongly urged to consult a tax advisor regarding these matters.

     Awards Granted. As of March 31, 1997, non-qualified stock options for a total of 497,000 shares at an average exercise price of $0.90 per share are outstanding under the Employee Plan. All of these options were granted at the fair market value of the Common Stock on the date of grant, and expire at various times during the years 2003 to 2006. No other awards have been granted under the Employee Plan. Future awards under the Employee Plan are not yet determinable.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     Stockholder action will be requested at the Annual Meeting to ratify the Board of Directors' appointment of the Company's independent auditors for 1997. The Board of Directors has appointed Tullius Taylor Sartain & Sartain as the independent auditors of the Company for the fiscal year ending December 31, 1997. Tullius Taylor Sartain & Sartain has been the independent auditors of the
Company  since 1994.   A proposal will be presented at the Annual Meeting asking
the stockholders to ratify the appointment of Tullius Taylor Sartain & Sartain as the Company's independent auditors. If the stockholders do not ratify the appointment of Tullius Taylor Sartain & Sartain, the Board of Directors will reconsider the appointment. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the approval of this proposal.

     A representative of Tullius Taylor Sartain & Sartain will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF TULLIUS TAYLOR SARTAIN & SARTAIN AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997.


                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 31, 1997, the number and percentage of shares of Common Stock and Preferred Stock of the Company owned beneficially, by class and on a combined basis, by (i) each director and nominee for director of the Company, (ii) each executive officer named in the "Summary Compensation Table" below, (iii) all executive officers and directors as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Common Stock or Preferred Stock. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers with respect to the shares.

                                          Common Stock               Series A Preferred Stock(8)
                               ---------------------------------    ----------------------------
                                                                                                     Percentage of
Name and Address                Number of Shares      Percent of     Number of Shares    Percent    Total Combined
of Beneficial Owner            Beneficially Owned      Class(1)     Beneficially Owned  of Class    Voting Power(8)
----------------------------   ------------------     ----------    ------------------  --------    ---------------
Charles H. Hood.............             568,800(2)       9.4%             65,000         28.5%          10.7%
3254 East 75th Street
Tulsa, OK 74136
Gary W. Young...............             450,430(3)       7.4%             58,750         25.8%           8.6%
7417 South Florence
Tulsa, OK 74136
J. Larre Barrett............             119,680(4)       2.0%                -0-          - -            1.9%
1055 Hardscrabble Road
Chappaqua, New York  10514
John W. Condon..............             131,080(5)       2.2%             12,750          5.6%           2.5%
1748 E. 30th Place
Tulsa, OK 74114
Robert W. Davis.............             170,150          2.9%             56,875         25.0%           4.3%
3129 S. Columbia Circle
Tulsa, OK 74105
William S. Atherton                      240,000(6)       4.1%             12,500          5.5%           4.3%
759 Cal Cove Dr.
Fort Meyers, FL  33919
All executive officers and             1,279,990(7)      20.1%            136,500         59.9%          22.2%
 directors as a group
(5 persons)
--------------------

*    Less than one percent.

(1) Shares of Common Stock which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table or the percentage ownership of all officers and directors as a group.

(2)  Includes 190,000 shares subject to options which are currently exercisable.

(3) Includes 240,000 shares subject to stock options which are currently exercisable.

(4) Includes 50,000 shares subject to stock options which are currently exercisable.

(5) Includes 25,000 shares subject to stock options which are currently exercisable.

(6) Includes 30,000 shares which represents Mr. Atherton's beneficial ownership interest in shares held by Atherton & Murphy Investment Company.

(7) Includes an aggregate of 515,000 shares subject to stock options which are currently exercisable.

(8) Each share of Preferred Stock is convertible into that number of shares of Common Stock determined by dividing the sum of $4.00 plus the amount of accrued but unpaid dividends, and accrued and unpaid interest thereon, by $4.00. Holders of Preferred Stock are entitled to vote on all matters together with the holders of Common Stock and each share of Preferred Stock is entitled to the number of votes equal to the number of shares then issuable to the holder upon its conversion. For purposes of this table, each share of Preferred Stock is entitled to approximately 1.6 votes.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information for each of the fiscal years ended December 31, 1996, 1995 and 1994, with respect to the compensation paid for services rendered in all capacities to the Company by the Company's chief executive officer and each executive officer whose total compensation exceeded $100,000 during fiscal 1996. No other executive officer received salary and bonus of greater than $100,000.

                                            SUMMARY COMPENSATION TABLE

                                  Annual Compensation                       Long-Term Compensation
                      --------------------------------------------          -----------------------
                                                                                  Number
                                                                                    of
                                                       Other                      Shares
                                                      Annual        Restricted    Under-    Long-Term
                                                      Compen-        Stock        lying     Incentive
Name and                     Salary       Bonus        sation        Awards      Options     Payouts
Principal Position    Year    ($)          ($)         ($)(4)          ($)       Granted       ($)
------------------    ----  --------     --------     --------      ----------   -------    ---------
Charles H. Hood,      1996  $125,000     $125,000      $ 2,091           -0-       45,000      -0-
  President and       1995   106,250(1)   143,750(3)    16,000           -0-       50,000      -0-
  Chairman            1994   100,000(1)       -0-          -0-           -0-          -0-      -0-

Gary W. Young,        1996  $106,250     $125,000      $ 2,527           -0-       45,000      -0-
  Executive Vice      1995   106,250(2)   143,750(3)    16,000           -0-       50,000      -0-
  President           1994    80,000(2)       -0-          -0-           -0-          -0-      -0-

________________

(1) Commencing October 1, 1995, Mr. Hood was entitled to receive an annual base salary of $125,000, and for the first nine months of 1995 and for 1994, he was entitled to receive an annual base salary of $100,000. However, Mr. Hood elected to forego receiving any salary commencing January 1, 1993 through August 1995, when the Company's working capital position improved to allow the payment thereof. The salary was recorded as an expense during each of these years and a liability accrued for the salary payable to Mr. Hood. Mr. Hood received payments of $146,125 and $30,000 during 1996 and 1995, respectively, with respect to his accrued salary from prior years.

(2) Commencing October 1, 1995, Mr. Young became entitled to receive an annual base salary of $125,000. Mr. Young was entitled to receive an annual base salary of $100,000 for the first nine months of fiscal year 1995, and $80,000 for fiscal year 1994. However, Mr. Young elected to forego receiving any salary commencing January 1, 1993 through August 1995, when the Company's working capital position improved to allow the payment thereof. The salary was recorded as an expense during each of these years and a liability accrued for the salary payable to Mr. Young. Mr. Young received payments of $146,125 and $30,000 during 1996 and 1995, respectively, with respect to his accrued salary from prior years.

(3) Represents a bonus in the amount of $50,000 to each of Mr. Hood and Mr. Young and the fair market value at the date of award ($.625 per share) of 150,000 shares of Common Stock awarded to each of Mr. Hood and Mr. Young as bonus compensation in connection with their services to the

     Company in 1995.

(4) Other annual compensation represents payments of a non-accountable expense allowance. Amounts do not include the value of perquisites or other personal benefits because the amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus.

OPTION GRANTS IN LAST FISCAL YEAR

          The following table sets forth information with respect to stock options granted by the Company to each of the named executive officers during the year ended December 31, 1996.

                                        Percent of Total
                   Number of Shares    Options Granted to
                  Underlying Options        Employees        Exercise Price
Name                   Granted               in 1996          Per Share ($)    Expiration Date
---------------   ------------------   ------------------    ---------------   ---------------
Charles H. Hood          45,000                28.7%               $1.25           7/09/2006
Gary W. Young            45,000                28.7%               $1.25           7/09/2006

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     There were no stock options exercised by the named executive officers during the year ended December 31, 1996. The following table sets forth information regarding the value of unexercised stock options held by each of the named executive officers as of the year ended December 31, 1996.

                       Number of Shares of Common          Value of Unexercised
                      Stock Underlying Unexercised       In-The-Money Options at
                    Options at December 31, 1996(#)      December 31, 1996($)(1)
                    ----------------------------------  --------------------------
Name                  Exercisable      Unexercisable    Exercisable  Unexercisable
-----------------  -----------------  ----------------  -----------  -------------
Charles H. Hood        190,000              -0-           $759,063        $-0-
Gary W. Young          240,000(2)           -0-           $966,875        $-0-

____________

(1) Calculated by determining the difference between the fair market value of the Company's Common Stock as of December 31, 1996 ($4.53 per share based on the average of the high and low bid price on such date) and the exercise price of the underlying options.

EXECUTIVE RETIREMENT PLAN

     In December 1995, the Company adopted the ADDvantage Media Group, Inc. Supplemental Executive Retirement Plan, a nonqualified deferred compensation plan (the "Retirement Plan"). The Retirement Plan is an unfunded plan maintained to provide deferred compensation to certain highly compensated employees of the Company. Participation in the Retirement Plan is limited to senior management employees of the Company designated by the Company's Board of Directors. Mr. Hood and Mr. Young have been designated by the Board of Directors as eligible participants under the Retirement Plan.

     Under the Retirement Plan, a participant terminating employment upon reaching age 62 (the "early retirement date") will be entitled to receive monthly benefits of approximately $6,770 a month for a period of ten years. Upon reaching age 65 (the "normal retirement date") or such later date coinciding with the executive's termination of or retirement from employment, each executive will be entitled to receive monthly payments of $10,417 (the "normal retirement benefits") for a period of ten years. In the event of a long-term disability (as determined by the Board of Directors), the executive will be entitled to the normal retirement benefits under the Retirement Plan commencing on the early retirement date. In the event of the death of an executive participant prior to the termination of employment, such executive's spouse or designated beneficiary will be entitled to the normal retirement benefits under the Retirement Plan. If the executive participant's employment with the Company is terminated prior to the early retirement date, no benefits are payable under the Retirement Plan.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and for fiscal 1996.

          To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and more than ten percent stockholders were complied with, except as follows: (a) Charles H. Hood filed late an annual report on Form 5 with respect to the grant of stock options during 1996; (b) Gary W. Young reported late one transaction covering the sale of stock purchase warrants and filed late an annual report on Form 5 with respect to the grant of stock options during 1996; (c) J. Larre Barrett filed late two reports with respect to a total of five transactions involving the purchase of shares of Common Stock; and (d) John W. Condon filed late three reports, two reports with respect to a total of six transactions involving the sale of shares of Common Stock and one report with respect to one transaction involving the purchase of shares of Common Stock.


                                 OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matter properly comes before the Annual Meeting for a stockholder's vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 5100 East Skelly Drive, Meridian Tower, Suite 1080, Tulsa, Oklahoma 74135, on or before December 29, 1997, to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting.

                              By Order of the Board of Directors.



                              Lynnwood R. Moore, Jr.
                              Secretary
April 28, 1997
Tulsa, Oklahoma

                                     PROXY
                          ADDVANTAGE MEDIA GROUP, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles H. Hood and Gary W. Young as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of ADDvantage Media Group, Inc. (the "Company") held of record by the undersigned on April 25, 1997, at the Annual Meeting of Stockholders of the Company to be held on May 29, 1997, and at any and all adjournments or postponements thereof.

1.   Election of directors.
     [ ] FOR all nominees listed below (except as indicated to the contrary below and subject to the discretion of the Proxies as provided herein).

          J. Larre Barrett  John W. Condon  Charles H. Hood  Gary W. Young

     [ ]  WITHHOLD AUTHORITY to vote for all the nominees above.
          Instructions: To withhold authority for any individual nominee or nominees, write their name(s) here:

--------------------------------------------------------------------------------

2. Proposal to approve the amendment to the ADDvantage Media Group, Inc. 1991 Employee Stock Plan.

                  [ ]  FOR        [ ]  AGAINST   [ ]  ABSTAIN

                (Continued and to be signed on the reverse side)



3. Proposal to approve the appointment of Tullius Taylor Sartain & Sartain as the independent auditors of the Company.

                  [ ]  FOR        [ ]  AGAINST   [ ]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR Proposals 1, 2 and 3. This Proxy is revocable at any time before it is exercised.

                                    IMPORTANT: Please date this Proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:                                , 1997
                                          --------------------------------

                                    Signature(s)
                                                --------------------------------

                                    Signature(s)
                                                --------------------------------

 PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
            NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.